Exhibit 99.1
Hilltop Holdings Inc. Q2 2023Earnings Presentation July 21, 2023

Preface 2 Corporate Headquarters Additional Information 6565 Hillcrest Ave Dallas, TX 75205 Phone: 214-855-2177 www.hilltop-holdings.com Please Contact: Erik Yohe Phone: 214-525-4634 Email: eyohe@hilltop-holdings.com FORWARD-LOOKING STATEMENTS This presentation and statements made by representatives of Hilltop Holdings Inc. (“Hilltop” or the “Company”) during the course of this presentation include “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements anticipated in such statements. Forward-looking statements speak only as of the date they are made and, except as required by law, we do not assume any duty to update forward-looking statements. Such forward-looking statements include, but are not limited to, statements concerning such things as our outlook, our business strategy, our financial condition, our efforts to make strategic acquisitions, our revenue, our liquidity and sources of funding, market trends, operations and business, taxes, the impact of natural disasters or public health emergencies, such as the current coronavirus (“COVID-19”) global pandemic, information technology expenses, capital levels, mortgage servicing rights (“MSR”) assets, stock repurchases, dividend payments, expectations concerning mortgage loan origination volume, servicer advances and interest rate compression, expected levels of refinancing as a percentage of total loan origination volume, projected losses on mortgage loans originated, total expenses, anticipated changes in our revenue, earnings, or taxes, the effects of government regulation applicable to our operations, the appropriateness of, and changes in, our allowance for credit losses and provision for (reversal of) credit losses, future benchmark rates and economic growth, anticipated investment yields, expected accretion of discount on loans in future periods, the collectability of loans, cybersecurity incidents, the outcome of litigation, and our other plans, objectives, strategies, expectations and intentions and other statements that are not statements of historical fact, and may be identified by words such as “anticipates,” “believes,” “building”, “could,” “estimates,” “expects,” “forecasts,” “goal,” “guidance”, “intends,” “may,” “might,” “outlook”, “plan,” “probable,” “projects,” “seeks,” “should,” “target,” “view” or “would” or the negative of these words and phrases or similar words or phrases. The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: (i) disruptions to the economy and the U.S. banking system caused by recent bank failures, risks associated with uninsured deposits and responsive measures by federal or state governments or banking regulators, including increases in the cost of our deposit insurance assessments; (ii) the credit risks of lending activities, including our ability to estimate credit losses and increases to the allowance for credit losses, as well as the effects of changes in the level of, and trends in, loan delinquencies and write-offs; (iii) effectiveness of our data security controls in the face of cyber attacks; (iv) changes in general economic, market and business conditions in areas or markets where we compete, including changes in the price of crude oil; (v) risks associated with concentration in real estate related loans; (vi) changes in the interest rate environment; (vii) the effects of our indebtedness on our ability to manage our business successfully, including the restrictions imposed by the indenture governing our indebtedness; (viii) changes in state and federal laws, regulations or policies affecting one or more of our business segments, including changes in regulatory fees, deposit insurance premiums, capital requirements and the Dodd-Frank Wall Street Reform and Consumer Protection Act; (ix) cost and availability of capital; (x) changes in key management; (xi) competition in our banking, broker-dealer and mortgage origination segments from other banks and financial institutions, as well as investment banking and financial advisory firms, mortgage bankers, asset-based non-bank lenders and government agencies; (xii) legal and regulatory proceedings; (xiii) risks associated with merger and acquisition integration; (xiv) legal, reputational, and financial risks resulting from cybersecurity incidents and (xv) our ability to use excess capital in an effective manner. For further discussion of such factors, see the risk factors described in our most recent Annual Report on Form 10-K, and subsequent Quarterly Reports on Form 10-Q and other reports, that we have filed with the Securities and Exchange Commission. All forward-looking statements are qualified in their entirety by this cautionary statement. The information contained herein is preliminary and based on Company data available at the time of the earnings presentation. It speaks only as of the particular date or dates included in the accompanying slides. Hilltop Holdings does not undertake an obligation to, and disclaims any duty to, update any of the information herein.

Q2 2023 3 Investor Highlights – Notes: (1) Average Bank Loans HFI reflect consolidated loans held for investment excluding margin loans from the broker-dealer business. (2) Mortgage Bankers Association Forecast, June 20, 2023. • PlainsCapital Bank generated $39.8 million in pre-tax income during Q2 2023, a decrease of $11.5 million from Q2 2022 driven primarily by $9.9 million of higher provision expense • Average bank loans HFI1 increased from Q1 2023 by $172 million, or 2%, while loan yields of 5.86% increased by 34 basis points from Q1 2023 • Average bank deposits have increased from Q1 2023 by $300 million, or 3%, to $11.3 billion. Total cost of deposits at the bank was 2.36% during the period, a 72 basis point increase over Q1 2023 • The bank’s provision for credit losses was $14.9 million during the quarter. This was driven by a combination of deterioration in the economic outlook, negative credit migration and loan growth • PrimeLending generated a $14.5 million pre-tax loss during Q2 2023, a decrease of $20.1 million from Q2 2022 • Mortgage origination volume in Q2 2023 was $2.5 billion, a decline of 36% from Q2 2022; overall industry volume expected to decline by approximately 32% over the same period2 • Gain-on-sale of loans to third parties declined by 53 basis points from Q2 2022 to 207 basis points for Q2 2023 as interest rates have increased, volumes have declined, and pricing has remained very competitive • Non-interest expense at PrimeLending declined by $34.5 million, or 26%, from Q2 2022. Excluding variable compensation, expenses declined by $14.2 million, or 19%, during the same period as actions have been made to resize the organization towards a smaller overall mortgage market • HilltopSecurities generated a pre-tax income of $18.5 million during Q2 2023, an increase of $9.4 million from Q2 2022 • Total net revenue for Q2 2023 was $113.2 million, an increase of $13.0 million from Q2 2022 as improved revenues from sweep deposits and a strong TBA market have helped to offset challenging public finance and fixed income markets • Within Wealth Management, money market and FDIC sweep accounts generated an increase in revenue of $10.5 million from prior year as balances benefited from higher short term interest rates ROAA ..86% EPS – Diluted $0.30 ROAE $18.1 $0.28 0.47% 5.76% 3.53% Net Income MM

$26.93 $27.77 $28.37 $27.47 $27.08 $27.13 $27.18 $27.36 $27.45 20.22% 21.28% 21.22% 21.27% 17.24% 17.45% 18.23% 17.99% 17.63% $0.12 $0.12 $0.12 $0.15 $0.15 $0.15 $0.15 $0.16 $0.16 ‐10.00% 10.00% $(1.00) $4.00 $9.00 $14.00 $19.00 $24.00 $29.00 $34.00 $39.00 $44.00 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Tangible Book Value Per Share (Tangible Common Equity / Shares Outstanding) Common Equity Tier 1 risk based ratio Dividends per share Capital Highlights – Q2 2023 4 Capital Management and Tangible Book Value Growth TBVPS 1% Versus 6/30/22 1% CAGR Since 6/30/21 • During the quarter, HTH returned $10.4 million of capital to shareholders in dividends. There were no share repurchases during the quarter 1 1 Notes: (1) Tangible common equity and tangible book value per common share (TBVPS) are non-GAAP financial measures. For a reconciliation of tangible common equity and tangible book value per share to the nearest GAAP measure, see the appendix. (2) At period end. 2 2

Hilltop Holdings – Q2 Financial Summary

$ in Millions, *except EPS* Income Statement and Key Metrics	Q2 2023	Q1 2023	QoQ%	Q2 2022	YoY%
Net interest income	$118.3	$121.7	(3%)	$112.1	6%
Noninterest income	190.7	162.5	17%	239.3	(20%)
Noninterest expenses	267.0	250.5	7%	298.5	(11%)
Efficiency ratio	*86.4%*	*88.1%*		*85.0%*	
Pre-provision net revenue[1]	**41.9**	**33.7**	**24%**	**52.8**	**(21%)**
Net charge offs (recoveries)	$2.9	$0.4		$1.2	
Net ACL build (release)	12.0	1.9		4.1	
Provision for (reversal of) credit losses	**14.8**	**2.3**	**536%**	**5.3**	**178%**
Income before income taxes	**27.1**	**31.4**	**(14%)**	**47.5**	**(43%)**
Net income	**19.9**	**27.8**	**(28%)**	**35.3**	**(44%)**
Minority interest	1.8	2.0	(8%)	2.1	(13%)
Income attributable to Hilltop	**$18.1**	**$25.8**	**(30%)**	**$33.3**	**(45%)**
Return on average assets	*0.47%*	*0.69%*		*0.80%*	
Return on average equity	*3.53%*	*5.12%*		*5.82%*	
EPS - Diluted	**$0.28**	**$0.40**	**(30%)**	**$0.45**	**(38%)**
EOP Shares outstanding (in thousands)	65,071	65,023	0%	64,576	1%
Average assets	$16,919	$16,303	4%	$17,791	(5%)
EOP Assets	17,138	17,029	1%	16,716	3%
EOP Loans HFI, net	8,245	8,095	2%	7,835	5%
EOP Deposits	11,164	11,097	1%	11,921	(6%)

Notes:
(1) Pre-provision net revenue is calculated as the sum of net interest income and noninterest income less noninterest expense (except provision for loan losses).

5
HilltopHoldings

$95.3 $91.8 $95.4 $97.4 $109.3 $7.7 $5.2 $1.9 ($2.9) 1.20% 1.16% 1.18% 1.19% 1.31% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% $55.0 $65.0 $75.0 $85.0 $95.0 $105.0 $115.0 $125.0 6/30/2022 9/30/2022 12/31/2022 3/31/2023 Collective - Economic Conditions Collective - Portfolio Changes Specific Reserves Net Charge-Off 6/30/2023 6 Hilltop Holdings – Allowance for Credit Losses Allowance for Credit Losses at Period End 6/30/23 Reserve Composition ($ in millions) ACL / Total Loans HFI Commentary ($ in m illion s) Reserv e A CL/Loa ns HFI Commercial real estate $7 1 .5 2.1 8% Commercial and industrial $1 7 .1 1 .1 7 % Construction and land dev elopm ent $7 .4 0.68% 1 -4 family residential $1 1 .6 0.64% Consumer $0.6 2.31 % Broker-dealer $0.9 0.25% Mortgage warehouse lending $0.2 0.05% Total Reserve $109.3 1.31% • Applied Moody’s Analytics June 2023 single macroeconomic alternative (S7) scenario for economic forecast • Reserve builds (releases) driven by new loan production, higher rates and slower expected GDP growth in 2023-2024 • ACL % of Loans HFI excluding broker-dealer margin loans and mortgage warehouse loans equated to 1.41% as of June 30, 2023

7 Hilltop Holdings – Commercial Real Estate Portfolio Commercial Real Estate Portfolio CRE Allowance for Credit Losses (ACL) Commercial Real Estate – Non-Owner Occupied ($ in millions) $ in m illions Ending Balance Allowance for Credit Losses ACL % Loans CRE Non-Owner Occupied Office $519.3 $23.5 4.5% CRE Non-Owner Occupied Retail $341.9 $6.0 1.8% CRE Non-Owner Occupied Office and Retail $861.2 $29.5 3.4% All other CRE Non-Owner Occupied $1,009.0 $14.0 1.4% T otal CRE Non-Owner Occupied $1,87 0.2 $43.6 2.3% Notes • Approximately 96% of all CRE exposure is in Texas • Total CRE – Office Unpaid Principal Balance (UPB) of $833.8 million • Average loan balance $1.5 million • 28% of office loans are medical and dental related • Total CRE – Retail UPB of $385.8 million • Average loan balance of $1.8 million Ending Balance at June 30, 2023 unless noted otherwise

2.76% 3.19% 3.23% 3.28% 3.03% 1 .00% 1 .50% 2 .00% 2 .50% 3 .00% 3 .50% 4 .00% 4 .50% Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 8 Hilltop Holdings – Net Interest Income & Margin Net Interest Margin 2 Net Interest Income Net Interest Margin Rollforward $112.1 $123.5 $123.4 $121.7 $118.3 $80.0 $85.0 $90.0 $95.0 $1 00.0 $1 05.0 $1 1 0. 0 $1 1 5. 0 $1 20.0 $1 25. 0 $1 30.0 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 3.28% Loans HFI Y ield Increase 0.26% Securities Portfolio Y ield Increase 0.06% Y ield on Cash and Due Balances 0.09% Other 0.01% Cost of Deposits (0.52%) Borrowings (0.15%) Q2 2023 3.03% Q1 2023 Key Drivers & Statistics Q2'22 Q1'23 Q2'23 ($ in m illion s, ex cept a s n oted) HT H Consolidated Average Earning Assets ($B) $16.4 $15.1 $15.7 Banking Accretion Income $3.0 $1.9 $3.3 Loans HFI (Av g. Balance) $7 ,302 $7 ,694 $7 ,865 Deposit (Avg. Balance) $12,465 $10,980 $11,280 Cash and Due (Av g. Balance) $2,585 $1,542 $1,7 97 Mortgage Loans Held for Sale (period end) $1,492 $1,040 $1,333 ($ in millions)

9 Hilltop Holdings – Q2 2023 Liquidity Update Available Liquidity1 Through the Cycle Interest-Bearing Deposit Beta2 Current Themes • Marginal beta expectations of 75% - 100% for any additional Fed rate changes • Increased deposit rates in Q2 2023 to bring high balance deposit accounts more in line with peers ($ in millions, at period end) Notes: (1) Available liquidity is net of utilization. (2) Deposit beta on PlainsCapital Bank deposits excluding HTS sweep and brokered deposits. FHLB Capacity 3,945 Inv estm ent Portfolio (av ailable) 1 ,688 Fed Deposits (excess daily requirements) 1 ,424 Total 7,057 $ Av ailable liquidity from Fed discount window 1 91 Total available Liquidity 7,248 $ Deposit Average Balance and Costs ($ in billions) • Total available liquidity totaled ~$7.2 billion at June 30, 2023 • Uninsured deposits, excluding collateralized deposits of $350.7 million, were $4.1 billion, or approximately 37% of total deposits

$6.4 $6.1 $6.2 $5.7 $5.8 $4.6 $4.5 $4.0 $3.8 $3.5 $0.8 $0.7 $1.1 $1.6 $1.5 $0.1 $0.0 $0.0 $0.0 $0.4 $11.9 $11.4 $11.3 $11.1 $11.2 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Interest-Bearing Deposits Noninterest-Bearing Deposits Broker-Dealer Sweep Deposits Brokered Deposits 10 Deposit Mix at Period End Hilltop Holdings – Deposits Key Drivers & Statistics Q2'22 Q1'23 Q2'23 Av erage Deposits ($B) $1 2.3 $1 1 .0 $1 1 .3 Cost of Interest-Bearing Deposits1 0.28% 2.01% 2.84% Cost of Total Deposits1 0.18% 1.32% 1.95% Interest-Bearing Deposits by Type at 6/30/2023 ($ in billions) 56% 26% 14% 4% Demand Money Market Time Other 2 Notes: The sum of the period amounts may not equal the total amounts due to rounding. (1) Annualized. (2) Other includes Savings and Brokered Deposits

$1 40.1 $98.2 $7 1.4 $68.8 $90.1 $87 .7 $1 00.8 $92.8 $90.6 $1 00.0 $1 2.5 $1 2.2 $1 1 .9 $1 1 .2 $1 1 .2 ($0.9) ($4.2) ($6.3) ($8.2) ($1 0.7) $239.3 $207.0 $169.8 $162.5 $190.7 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Corporate, other and eliminations PlainsCapital Bank HilltopSecurities PrimeLending 11 Hilltop Holdings – Noninterest Income Noninterest Income Year-over-Year Noninterest Income ($MM) Key Drivers & Statistics ($ in millions) Q2 2022 $239.3 Mortgage Production Income & Fees (49.9) Securities and Investment Advisory Fees & Commissions (5.1) Other Income 6.4 Q2 2023 $190.7 Q2'22 Q1'23 Q2'23 Broker-Dealer TBA Lock Volume ($mm) $67 7 $1,188 $1,580 Mortgage Origination Volume ($B) $3.8 $1.7 $2.5 Net gains from mortgage loan sales (bps): Loans sold to third parties 260 193 207 Impact of loans sold to bank (7) (7) (6) As reported 253 186 201

$204.5 $201.9 $194.6 $194.1 $195.9 $94.0 $86.9 $58.8 $56.4 $71.0 $298.5 $288.7 $253.4 $250.5 $267.0 85.0% 87 .4% 86.4% 88.1% 86.4% 50.0% 5 5. 0% 60.0% 6 5. 0% 7 0. 0% 7 5. 0% 80.0% 85 .0% 90.0 % Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 $0.0 $50. 0 $ 100.0 $ 150.0 $2 0. 0 $250 .0 $3 0. 0 $350 .0 $40. 0 Variable Compensation Expenses Other Than Variable Compensation Efficiency Ratio 12 Hilltop Holdings – Noninterest Expenses Noninterest Expenses Year-over-Year Noninterest Expense ($MM) Key Drivers & Statistics ($ in millions) Q2 2022 $298.5 Compensation and Benefits (28.4) Occupancy and Equipment (1 .2) Professional Serv ices (3.7) Other Expenses 1 .7 Q2 2023 $267.0 Q2'22 Q1'23 Q2'23 Banking Full-Service Branches 58 59 59 Efficiency Ratio (Bank Only ) 50.4% 48.4% 51.2% Mortgage Variable Compensation ($mm) $56.5 $25.6 $36.2 Variable Comp / Originated Volume 1.5% 1.5% 1.5% Broker-Dealer Variable Compensation ($mm) $37 .5 $30.8 $34.8 Compensation / Net Revenue 64.3% 59.7% 57 .7%

22% 17% 22% 13% 22% 4% CRE - Non-owner occupied CRE - Owner occupied Commercial and industrial Construction and land development 1-4 family residential & Consumer Margin loans at Broker-Dealer $6.1 $6.1 $6.1 $6.2 $6.3 $0.5 $0.4 $0.4 $0.4 $0.4 $1.1 $1.2 $1.3 $1.4 $1.4 $0.3 $0.2 $0.2 $0.2 $7.9 $7.9 $0.3 $8.1 $8.2 $8.4 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Mortgage Warehouse Lending 1 - 4 Family PrimeLending Retained Mortgages Broker-Dealer Loans All Other Loans 13 Notes: (1) 1-4 Family PrimeLending Retained Mortgages are loans purchased at par by PlainsCapital Bank from PrimeLending. These are exclusive of the 1-4 family residential mortgages originated through PlainsCapital Bank. The sum of the period amounts may not equal the total amounts due to rounding. Loan Mix at Period End Hilltop Holdings – Loans Key Drivers & Statistics Q2'22 Q1'23 Q2'23 Av erage Loans HFI Balance ($B) $7 .8 $7 .9 $8.0 Annualized Loan HFI Yield % 4.32% 5.7 9% 6.21 % Gross Loans HFI by Type at 6/30/23 ($ in billions) 1

2.7 x 2.6x 3.1x 3.5x 2.8x 1.27% 1.21% 1.24% 1.23% 1.36% 0.00% 0.50% 1.00% 1.50% 2.00% 1.0x 1.5x 2.0x 2.5x 3.0x 3.5x 4.0x 4.5x 5.0x Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 ACL/Bank NPLs ACL/Bank Loans HFI 1,223 2,7 35 (21) 419 2,884 0.07% 0.15% 0.00% 0.02% 0.15% -1.00% -0.80% -0.60% -0.40% -0.20% 0.00% 0.20% 0.40% (1,000) 0 1,000 2,000 3,000 4,000 5,000 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 ($000) NCOs NCOs/Avg. Bank Loans HFI 2.5% 2.6% 2.6% 2.7% 3.0% 2.5% 2.7% 2.6% 2.7% 3.0% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 % of Bank Loans Classified Special Mention $37,197 $36,260 $32,645 $30,580 $42,437 0.50% 0.48% 0.43% 0.39% 0.53% 0.00% 0.25% 0.50% 0.75% 1.00% $0 $25,000 $50,000 $75,000 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Total NPAs Total NPAs/(Bank Loans HFI + OREO) 14 Hilltop Holdings – Asset Quality Criticized Loans Non-Performing Assets Notes: The sum of the period amounts may not equal the total amounts due to rounding. Figures represent bank asset quality metrics only (excludes Loans HFS and Broker Dealer Margin Loans). (1) Total NPAs included non-accrual loans, OREO and other repossessed assets. Effective January 1, 2023, we adopted Accounting Standards Update (“ASU”) 2022-02 which eliminated the recognition and measurement guidance on troubled debt restructurings for creditors. Therefore, we no longer present troubled debt restructurings as a component of non-performing loans and assets. Net Charge-Offs (Recoveries) Allowance for Credit Losses 1 1

15 Hilltop Holdings – 2023 Outlook Outlook Loan Growth (Full year average HFI loan growth) • Full year average bank loan growth 0% – 2% (excluding retained mortgages from PrimeLending and mortgage warehouse lending) • Expect to retain $0 – $20 million per quarter of mortgages from PrimeLending Deposit Growth (Full year average deposit growth) • Full year average total deposits to decline 7% to 13% Net Interest Income • NII growth 0% – 5% driven by higher interest rates • Outlook assumes Fed Funds rate peaks during second half 2023 • Interest-bearing deposit betas 55 – 65% (through the cycle) Noninterest Income • Mortgage gain on sale margins full year average 195-215 bps (third party sales) • Full year mortgage origination volume $8 – $10 billion • Broker Dealer fees increase 10% – 15% Noninterest Expense • Non-variable expenses decrease 5% – 10% • Variable expenses to follow revenue contribution from fee businesses Provision Expense / (Reversal) • Full year provision/ total loans HFI: 25 – 45 basis points Effective Tax Rate (GAAP) • 22 – 24% full year basis

Appendix 16

50.4% 48.9% 48.9% 48.4% 51.2% Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 2.97% 3.42% 3.42% 3.40% 3.11% Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 PlainsCapital Bank – Highlights Q2 2023 17 Efficiency Ratio1 Notes: (1) Efficiency Ratio is calculated as noninterest expense divided by the sum of net interest income and noninterest income. Net Interest Margin Key Highlights Q2 2022 Q2 2023 ROAA 1 .09% 0.89% Full Serv ice Branches (period end) 58 59 Net Interest Margin 2.97% 3.1 1 % Assets ($B) (period end) $1 3.8 $1 3.8 Summary Results ($ in millions) Q2 2022 Q2 2023 Net Interest Incom e $1 01 .3 $1 01 .0 Prov ision for (rev ersal of) Credit Losses 5.0 1 4.9 Noninterest Incom e 1 2.5 1 1 .2 Noninterest Expense 57 .3 57 .4 Income Before Taxes $51.4 $39.8

18 PrimeLending – Highlights Gain on Sale and Origination Fee Trends Notes: (1) Gain on Sale calculated as net gains from sale of loans divided by sales volume. Reported Gain on Sale reflects impact of loans retained by PlainsCapital Bank. 1 Mortgage Origination Volume $3.8 $3.0 $2.0 $1.7 $2.5 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 ($ in billions) Q2 2023 Summary Results ($ in millions) Q2 2022 Q2 2023 Net Interest Income (Expense) ($1 .3) ($5.9) Noninterest Income 1 40.1 90.1 Noninterest Expense 1 33.2 98.7 Income (Loss) Before Taxes $5.6 ($14.5) Key Highlights Q2 2022 Q2 2023 Origination Volum e ($m m ) $3,809 $2,452 % Purchase 88% 94% Sales Volum e ($mm) $3,87 3 $2,1 1 6 MSR Asset ($mm ) (period end) $1 22 $95 (# in Basis points)

HilltopSecurities – Highlights Q2 2023 19 Notes: The sum of the period amounts may not equal the total amounts due to rounding. Presented net revenue by business line may differ slightly from 10-Q due to grouping of certain business lines into ‘Other’. Net Revenues by Business Line Summary Results ($ in millions) Q2 2022 Q2 2023 Net Interest Income $1 2.6 $1 3 .2 Prov ision for (Rev ersal of) Credit Losses 0.3 (0.1) Noninterest Income 87 .7 1 00.0 Noninterest Expense 90.8 94.9 Income Before Taxes $9.1 $18.5 Key Highlights ($ in millions) Q2 2022 Q2 2023 Com pensation/Net Rev enue (%) 64.3% 57 .7 % Pre-tax Margin % 9.1% 1 6.3% FDIC Insured Balances at PCB (period end) $7 58 $1 ,464 Other FDIC Insured Balances (period end) $1 ,447 $639 Public Finance Offerings $1 1 ,1 7 1 $1 2,7 3 7 TBA Lock Volum e $67 7 $1 ,580 Key Highlights ($ in millions) Q2 2022 Q2 2023 Public Finance Serv ices $21 .8 $21 .9 Fixed Income Serv ices 1 8.9 1 7 .7 Wealth Management Retail 28.2 33.4 Clearing Serv ices 8.8 1 1 .6 Securities Lending 2.0 2.1 Structured Finance 20.2 1 9.9 Other 0.3 6.6 Net Revenues $100.2 $113.2

Non-GAAP to GAAP Reconciliation and Management's Explanation of Non-GAAP Financial Measures

Tangible Common Equity, is a non-GAAP financial measure. Tangible common equity is defined as our total stockholders' equity, excluding preferred stock, reduced by goodwill and other intangible assets. This is a measure used by management, investors and analysts to assess use of equity.

Tangible book value per share, or TBVPS, is a non-GAAP financial measure. TBVPS represents Hilltop's tangible common equity at period-end divided by common shares outstanding at period-end. This is a measure used by management, investors and analysts to assess use of equity.

Hilltop Consolidated

Reconciliation of Tangible Common Equity and Tangible Book Value Per Share ***($ '000, except per share amounts)***	6/30/2021	9/30/2021	12/31/2021	3/31/2022	6/30/2022	9/30/2022	12/31/2022	3/31/2023	6/30/2023
Total Stockholders' Equity	$2,470,281	$2,476,371	$2,522,668	$2,463,933	$2,029,577	$2,031,811	$2,036,924	$2,056,711	$2,063,599
Less:									
Goodwill	267,447	267,447	267,447	267,447	267,447	267,447	267,447	267,447	267,447
Other intangible assets, net	17,705	16,455	15,284	14,233	13,182	12,209	11,317	10,544	9,772
Tangible Common Equity	**$2,185,129**	**$2,192,469**	**$2,239,937**	**$2,182,253**	**$1,748,948**	**$1,752,155**	**$1,758,160**	**$1,778,720**	**$1,786,380**
Shares outstanding as of period end	81,153	78,959	78,965	79,439	64,576	64,591	64,685	65,023	65,071
Book Value Per Share (Common Stockholder's Equity / Shares Outstanding)	$30.44	$31.36	$31.95	$31.02	$31.43	$31.46	$31.49	$31.63	$31.71
Tangible Book Value Per Share (Tangible Common Equity / Shares Outstanding)	**$26.93**	**$27.77**	**$28.37**	**$27.47**	**$27.08**	**$27.13**	**$27.18**	**$27.36**	**$27.45**

20

HilltopHoldings